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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 30, 2010 (July 29, 2010)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On July 29, 2010, BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), held its first Annual Meeting of Limited Partners (the “2010 Annual Meeting”) in Los Angeles, California.  At the 2010 Annual Meeting, the Partnership’s limited partners were requested to (1) elect two Class I Directors to the Board of Directors (the “Board”) of BreitBurn GP, LLC, the general partner of the Partnership (the “General Partner”), for a two-year term that will expire in 2012 at the 2012 Annual Meeting of Limited Partners (“Class I Directors”); (2) elect two Class II Directors to the Board of the General Partner for a three-year term that will expire in 2013 at the 2013 Annual Meeting of Limited Partners (“Class II Directors”); and (3) ratify the appointment of PricewaterhouseCoopers LLP as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2010, all of which were described in the Partnership’s Notice of Annual Meeting and Proxy Statement for the 2010 Annual Meeting.

The following actions were taken by the Partnership’s limited partners with respect to each of the proposals:

1.	Elect two Class I Directors. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes

John R. Butler, Jr.	35,085,069	2,316,539	9,968,447

Gregory J. Moroney	35,068,189	2,336,419	9,968,447

2.	Elect Class II Directors. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes

Walker C. Friedman	37,283,755	117,853	9,968,447

Charles S. Weiss	35,062,239	2,339,369	9,968,447

3.	Ratify PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010. This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions

47,259,945	66,787	43,323

8.01  Other Events.

2011 Annual Meeting

The Board of the General Partner determined that the 2011 Annual Meeting of the Limited Partners of the Partnership (the “2011 Annual Meeting”) will be held on June 23, 2011 at a time and location in Los Angeles, California to be determined by the authorized officers of the General Partner and specified in the proxy statement for the 2011 Annual Meeting.

Nomination Period for the 2011 Annual Meeting

In accordance with the provisions of Section 13.4(b)(vi)(A)(2) of the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 10, 2006, as amended (as so amended, the “LP Agreement”), the Board of the General Partner has determined that for purposes of the 2011 Annual Meeting, a Limited Partner’s notice of nominations of persons for election to the Board of the General Partner will be considered timely if such notice is delivered to the General Partner not later than the close of business on March 25, 2011, nor earlier than the close of business on February 23, 2011.

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Record Date for the 2011 Annual Meeting

The Board of the General Partner has established the close of business on April 25, 2011 as the record date for the determination of the Limited Partners entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: July 30, 2010	By:	/s/ Gregory C. Brown
Gregory C. Brown
General Counsel and Executive Vice President

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